Exhibit 10.25

Residential Lease for Single Family home and Duplex FLORIDA ASSOCIATION OF REALTORS® (For A Term Not To Exceed One Year)

INSTRUCTIONS:

1.	Licensee: Give this disclosure to the Landlord prior to your assisting with the completion of the attached Lease.

2.	Licensee: As the person assisting with the completion of the attached form, insert your name in the first (5) blank “Name” spaces below.

3.	Licensee: SIGN the disclosure below.

4.	Landlord and Tenant: Check the applicable provision regarding English contained in the disclosure and SIGN below.

5.	Licensee, Landlord and Tenant: Retain a copy for your files.

*                       *                      *                     *                     *

DISCLOSURE:

told me that he/she is not a lawyer and may not give legal advice or represent me in court.
(Name)

told me that he/she many only help me fill out a form
(Name)

approved by the Supreme Court of Florida. _______________________________________________ may only help me

                                                                                                                 (Name)

by asking me factual questions to fill in the form. _______________________________________________ may also

                                                                                                                         (Name)

tell me how to file the form.

told me that he/she is not an attorney and cannot tell me what my rights or remedies are or how to testify in court.
(Name)

Tenant		Landlord:

_______________	I can read English.	_______________	I can read English.

_______________	I cannot read English but this notice was read to me by	_______________	I cannot read English but this notice was read to me by

	(Name)		(Name)

	in _______________________		in ___________________
	(Language)		(Language)

(Licensee)	(Landlord)	(Tenant)

Residential Lease for Single Family home and Duplex FLORIDA ASSOCIATION OF REALTORS® (For A Term Not To Exceed One Year)

A BOX ☐ OR A BLANK SPACE (___) INDICATES A PROVISION WHERE A CHOICE OR DECISION MUST BE MADE BY THE PARTIES.

THE LEASE IMPOSES IMPORTANT LEGAL OBLIGATIONS. MANY RIGHTS AND RESPONSIBILITES OF THE PARTIES ARE GOVERNED BY CHAPTER 83, PART II, RESIDENTIAL LANDLORD AND TENANT ACT, FLORIDA STATUTES. UPON REQUEST, THE LANDLORD SHALL PROVIDE A COPY OF THE RESIDENTIAL LANDLORD AND TENANT ACT TO THE TENANT(S).

1. PARTIES. This is a lease (the “Lease”) between _______________________________________________

                                                                                                        (name and address of owner of the property)

____________________________________________________________________________ (“Landlord”) and

__________________________________________________________________________________________

(name(s) of person(s) to whom the property is leased)

____________________________________________________________________________ (“Tenant”).

2. PROPERTY RENTED. Landlord leases to Tenant the land and buildings located at _____________________

                                                                                                                                                                 (street address)

_________________________________________________________________, Florida _________________

                                                                                                                                                                                (zip code)

together with the following furniture and appliances [List all furniture and appliances. If none, write “none”] (In the Lease, the property leased, including furniture and appliances, if any, is called “the Premises”):

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

The Premises shall be occupied only by the Tenant and the following persons: ________________________________

_______________________________________________________________________________________________

3. TERM. This is a lease for a term, not to exceed twelve months, beginning ____________________________

                                                                                                                                                   (month, day, year)

and ending ___________________________ (the “Lease Term”).

                                (month, day, year)

4. RENT PAYMENTS, TAXES AND CHARGES. Tenant shall pay total rent in the amount of $________________ (excluding taxes) for the Lease Term. The rent shall be payable by Tenant in advance

☐ in installments. If in installments, rent shall be payable

☐ monthly, on the _______ day of each month. (If left blank, on the first day of each month.)

☐ weekly, on the _______ day of each week. (If left blank, on Monday of each week).

in the amount of $_____________ per installment.

☐ in full on ________________ in the amount of $_______________.

                             (date)

Tenant shall also be obligated to pay taxes on the rent when applicable in the amount of $_______________

☐ with each rent installment ☐ with the rent for the full term of the Lease. Landlord will notify Tenant if the amount of the tax changes.

Payment Summary

☐	If rent is paid in installments, the total payment per installment including taxes shall be in the amount of $_____________________.

☐	If rent is paid in full, the total payment including taxes shall be in the amount of $_________________.

Landlord (_____)(_____) and Tenant (_____)(_____) acknowledge receipt of a copy of this page which is Page 1 of 6

All rent payments shall be payable to _________________________________________________________________at

                                                                                                                 (name)

_________________________________________________. (If left blank, to Landlord at Landlord’s address).

                                      (address)

☐ If the tenancy starts on a day other than the first day of the month or week as designated above, the rent shall be prorated from

______________________ through _______________________ in the amount of $________________ and shall be due on

                 (date)                                                       (date)

______________________. (If rent paid monthly, prorate on the 30 day month.)

                 (date)

Tenant shall make rent payments required under the Lease by (choose all applicable) ☐ cash, ☐ personal check, ☐ money order, ☐ cashier’s check, or ☐ other _______________________________ (specify). If payment is accepted by any means other than cash, payment is not considered made until the other instrument is collected.

If Tenant makes a rent payment with a worthless check, Landlord can required Tenant ☐ to pay all future payment by ☐ money order, cashier’s check or official bank check or ☐ cash or other (specify) ____________________________________________________, and ☐ to pay bad check fees in the amount of $______________________ (not to exceed the amount prescribed by Florida Statutes section 68.065).

5. MONEY DUE PRIOR TO OCCUPANCY. Tenant shall pay the sum of $______________ in accordance with this Paragraph prior to occupying the Premises. Tenant shall not be entitled to move in or to keys to the Premises until all money due prior to occupancy has been paid. If no date is specified below, then funds shall be due prior to tenant occupancy. Any funds designated in this paragraph due after occupancy, shall be paid accordingly. Any funds due under this paragraph shall be payable to landlord at Landlord’s address or to _________________________________________________________

                                                                                                                 (name)

at ______________________________________________________________________________________________________

(address)

First ☐ month’s ☐ week’s rent plus applicable taxes	$_____________________	due	___________________
Prorated rent plus applicable taxes	$_____________________	due	___________________
Advance rent for ☐ month ☐ week of _______________________
plus applicable taxes	$_____________________	due	___________________
Last ☐ month’s☐ week’s rent plus applicable taxes	$_____________________	due	___________________
Security deposit	$_____________________	due	___________________
Additional security deposit	$_____________________	due	___________________
Security deposit for homeowner’s association	$_____________________	due	___________________
Other _____________________________________________	$_____________________	due	___________________
Other _____________________________________________	$_____________________	due	___________________

6. LATE FEES. (Complete if applicable) In addition to rent, Tenant shall pay a late charge In the amount of $___________ for each rent payment made ______ days after the day it is due (if left blank, 5 days if rent is paid monthly, 1 day if rent is paid weekly).

7. PETS. Tenant ☐ may ☐ may not keep pets or animals on the Premises. If Tenant may keep pets, the pets described in this Paragraph are permitted on the Premises.

(Specify number of pets, type(s), maximum adult weight of pets.)

8. NOTICES._____________________________________________________________________________is Landlord’s Agent.

All notices must be sent to:

☐ Landlord _________________________________________________________________________________________

(name)

at _______________________________________________________________________________________________

(address)

☐ Landlord’s Agent___________________________________________________________________________________

(name)

at _______________________________________________________________________________________________

(address)

Landlord (_____)(_____) and Tenant (_____)(_____) acknowledge receipt of a copy of this page which is Page 2 of 6 unless Landlord gives Tenant written notice of a change, All notices of such names and addresses or changes thereto shall be delivered to the Tenant’s residence or, if specified In writing by the Tenant, to any other address. All notices to the Landlord or the Landlord’s Agent (whichever is specified above) shall be given by U.S. mail or by hand delivery.

Any notice to Tenant shall be given by U.S. mail or delivered to Tenant at the premises. If Tenant is absent from the Premises, a notice to Tenant may be given by leaving a copy of the notice at Premises.

9. UTILITIES. Tenant shall pay for all utilities services during the Lease Term and connection charges and deposits for activating existing utility connections to the Premises except for ____________________________________________________________ ____________________________________________________________, that Landlord agrees to provide at Landlord’s expense.

10. MAINTENANCE. Landlord shall be responsible for compliance with Section 83.51, Florida Statutes, and shall be responsible for maintenance and repair of the Premises, unless otherwise stated below:

(Fill in each blank space with “Landlord” for Landlord or “Tenant” for Tenant, if left blank, Landlord will be responsible for the item):

___________roofs	___________windows	___________screens
___________steps	___________doors	___________moors
___________porches	___________exterior walls	___________foundations
___________plumbing	___________structural components
___________heating	___________hot water	___________running water
___________locks and keys	___________electrical system	___________cooling
___________smoke detection devices		___________garbage removal/outside receptacles
___________extermination of rats, mice, roaches, ants and bedbugs		___________extermination of wood-destroying organisms
___________lawn/shrubbery	___________pool/spa/hot tub	___________water treatment
___________filters(specify) _____________________		___________ceilings	___________interior walls

Other (specify) __________________________________________________________________________________________

Tenant shall notify ________________________________ at _______________________________________________________

                                                 (name)                                      (address)

______________________________________________ and __________________________________________ of maintenance and repair requests.

                                                                                                                                      (telephone number)

11. ASSIGNMENT. Tenant ☐ may ☐ may not assign the lease or sublease all or any part of the Premises without first obtaining the Landlord’s written approval and consent to the assignment or sublease.

12. KEYS AND LOCKS. Landlord shall furnish Tenant ______ # of sets of keys to the dwelling _____ #of mail box keys

                                                                                           ______ # of garage door openers

If there is a homeowner’s association, Tenant will be provided with the following to access the association’s common areas/facilities:

______ # of keys to _________________________________________________________________

______ # of remote controls to ________________________________________________________

______ # electronic cards to __________________________________________________________

_____________________________________other (specify) to __________________________________________________

At end of Lease Term, all items specified in this Paragraph shall be returned to ______________________________________

                                                                                                                                                                  (name)

at _______________________________________________________________(If left blank, Landlord at Landlord’s address).

                                        (address)

13. LEAD-BASED PAINT. ☐ Check and complete If the dwelling was built before January 1, 1978

Lead Warning Statement

Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips, and dust can pose health hazards it not managed properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing, Lessors must disclose the presence of known lead based paint and/or lead-based paint hazards in the dwelling. Lessees must also receive a federally approved pamphlet on lead poisoning prevention.

Landlord (_____)(_____) and Tenant (_____)(_____) acknowledge receipt of a copy of this page which is Page 3 of 6

Lessor’s Disclosure (Initial)

_______________	(a) Presence of lead-based paint or lead-based paint hazards (check (i) or (ii) below):

(i) ____Known lead-based paint and/or lead-based paint hazards are present in the housing (explain).

_____________________________________________________________________________

_____________________________________________________________________________

(ii) ____Lessor has no knowledge of lead-based paint and/or lead-based paint hazards in the housing.

_______________	(b) Records and reports available to the Lessor (check (i) or (ii) below):

(i)_____Lessor has provided the Lessee with all available records and reports pertaining to lead-based paint and/or lead-based paint hazards in the housing (List documents below).

_____________________________________________________________________________

_____________________________________________________________________________

(ii)_____Lessor has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.

Lessee’s Acknowledgment (initial)

_______________	(c) Lessee has received copies of all information listed above.

_______________	(d) Lessee has received the pamphlet Protect Your Family From Lead in Your Home.

Agent’s Acknowledgment (initial)

_______________	(e) Agent has Informed the Lessor of the Lessor’s obligations under 42 U.S.C. 4852d and is aware of his/her responsibility to ensure compliance.

Certification of Accuracy

The following parties have reviewed the information above and certify to the best of their knowledge, that the information provided by the signatory is true and accurate.

Lessor	Date	Lessor	Date

Lessee	Date	Lessee	Date

Agent	Date	Agent	Date

14. MILITARY/U.S. CIVIL SERVICE. ☐ Check if applicable. In the event Tenant, who is in the Military/U.S. Civil Service, should receive government orders for permanent change of duty station requiring Tenant to relocate away from the Premises, then Tenant may terminate the Lease without further liability by giving Landlord 30 days advance written notice and a copy of the transfer order.

15. LANDLORD’S ACCESS TO THE PREMISES. As provided In Chapter 83, Part II, Residential Landlord and Tenant Act, Florida Statutes, Landlord or Landlord’s Agent may enter the Premises In the following circumstances:

A. At any time for the protection or preservation of the Premises.

B. After reasonable notice to Tenant at reasonable times for the purpose of repairing the Premises.

C. To Inspect the Premises; make necessary or agreed-upon repairs, decorations, alterations, or improvements; supply agreed services; or exhibit the Premises to prospective or actual purchasers, mortgagees, tenants, workers, or contractors under any of the following circumstances:

1. with Tenants consent; 2. In case of emergency; 3. when Tenant unreasonably withholds consent; or 4. if Tenant is absent from the Premises for a period of at least one-half a Rental Installment period. (If the rent is current and Tenant notifies Landlord of an Intended absence, then Landlord may enter only with Tenant’s consent or for the protection or preservation of the Premises.)

16. HOMEOWNER’S ASSOCIATION. If Tenant must be approved by a homeowner’s association (“association”), Landlord and Tenant agree that the Lease is contingent upon receiving approval from the association. Any application fee required by an association shall be paid by ☐ Landlord ☐ Tenant and is ☐ refundable ☐ nonrefundable. If such approval is not obtained prior to commencement of Lease Term, Tenant shall receive return of deposits specified In Paragraph 5, if made, and the obligations of the parties under the Lease shall terminate. Tenant agrees to use due diligence in applying for association approval, to comply with the requirements for obtaining approval and agrees to pay any fee required by the association for procuring approval. ☐ Landlord ☐ Tenant shall pay the security deposit required by the association, if applicable.

Landlord (_____)(_____) and Tenant (_____)(_____) acknowledge receipt of a copy of this page which is Page 4 of 6

17. USE OF THE PREMISES. Tenant shall use the Premises for residential purposes. Tenant shall have exclusive use and right of possession to the dwelling. The Premises shall be used so as to comply with all state, county, municipal laws and ordinances, and all covenants and restrictions affecting the Premises and all rules and regulations of homeowners’ associations affecting the Premises. Tenant may not paint or make any alterations or improvements to the Premises without first obtaining the Landlord’s written consent to the alteration or improvement. Any improvements or alterations to the Premises made by the Tenant shall become Landlord’s property. Tenant agrees not to use, keep, or store on the Premises any dangerous, explosive, toxic material which would increase the probability of fire or which would increase the cost of insuring the Premises.

18. RISK OF LOSS/INSURANCE.

A. Landlord and Tenant shall each be responsible for loss, damage, or injury caused by its own negligence or willful conduct.

B. Tenant should carry insurance covering Tenant’s personal property and Tenant’s liability insurance.

19. DEFAULTS/REMEDIES. Should a party to the Lease fail to fulfill their responsibilities under the Lease or need to determine whether there has been a default of the Lease, refer to Part II, Chapter 83, entitled Florida Residential Landlord and Tenant Act which contains information on same, and/or remedies available to the parties.

20. SUBORDINATION. The Lease is subordinate to the lien of any mortgage encumbering the fee title to the Premises from time to time.

21. LIENS. Tenant shall not have the right or authority to encumber the Premises or to permit any person to claim or assert any lien for the improvement or repair of the Premises made by the Tenant. Tenant shall notify all parties performing work on the Premises at Tenant’s request that the Lease does not allow any liens to attach to Landlord’s interest.

22. RENEWAL/EXTENSION. The Lease can be renewed or extended only by a written agreement signed by both Landlord and Tenant, but the term of a renewal or extension together with the original Lease Term may not exceed one year. A new lease is required for each year.

23. TENANT’S PERSONAL PROPERTY. BY SIGNING THIS RENTAL AGREEMENT, TENANT AGREES THAT UPON SURRENDER OR ABANDONMENT, AS DEFINED BY THE FLORIDA STATUTES, LANDLORD SHALL NOT BE LIABLE OR RESPONSIBLE FOR STORAGE OR DISPOSITION OF TENANT’S PERSONAL PROPERTY.

24. TENANTS TELEPHONE NUMBER. Tenant shall within 5 business days of obtaining telephone services at the Premises, send written notice to Landlord of Tenant’s telephone numbers at the Premises.

25. ATTORNEY’S FEES. In any lawsuit brought to enforce the Lease or under applicable law, the party who wins may recover its reasonable court costs and attorney’s fees from the party who loses.

26. MISCELLANEOUS.

A.	Time is of the essence of the Lease.

B.	The Lease shall be binding upon and for the benefit of the heirs, personal representatives, successors, and permitted assigns of Landlord and Tenant, subject to the requirements specifically mentioned in the Lease. Whenever used, the singular number shall include the plural or singular and the use of any gender shall include all appropriate genders.

C.	The agreements contained in this Lease set forth the complete understanding of the parties and may not be changed or terminated orally.

D.	No agreement to accept surrender of the Premises from Tenant will be valid unless in waling and signed by landlord.

E.	All questions concerning the [illegible], execution, construction, effect, validity, and enforcement of the Lease shall be determined pursuant to the laws of Florida.

F.	A facsimile copy of the Lease and any signatures hereon shall be considered for all purposes originals.

G.	As required by law, Landlord make the following disclosure: “RADON GAS.” Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon [illegible] federal and state guidelines have been found in buildings in Florida. Additional Information regarding radon and radon testing may be obtained from your county health department.

Landlord (_____)(_____) and Tenant (_____)(_____) acknowledge receipt of a copy of this page which is Page 5 of 6

27. BROKERS’ COMMISSION. ☐ Check and complete if applicable. The brokerage companies named below will be paid the commission set forth in this Paragraph by ☐ Landlord ☐ Tenant for procuring a tenant for this transaction.

Real Estate Licensee	Real Estate Licensee

Real Estate Brokerage Company	Real Estate Brokerage Company

Commission	Commission

28. EXECUTION.

Executed by Landlord

Landlord’s Signature	Date

Landlord’s Signature	Date

Executed by Tenant

Tenant’s Signature	Date

Tenant’s Signature	Date

This form was completed with the assistance of:

Name of Individual:

Name of Business:

Address:

Telephone Number:

Landlord (_____)(_____) and Tenant (_____)(_____) acknowledge receipt of a copy of this page which is Page 6 of 6